Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Morgan Stanley International Equities Portfolio

(the “Portfolio”)

Supplement dated December 19, 2025, to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2025, as supplemented to date

At a meeting held on December 10, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”) approved the termination of Morgan Stanley Investment Management Inc. as the subadviser to the Portfolio and approved the appointment of BlackRock Investment Management, LLC (“BlackRock”) as the subadviser to the Portfolio. The Board also approved a change in the Portfolio’s name to the “SA BlackRock Advantage International Portfolio,” along with certain changes to the Portfolio’s principal investment strategies and techniques and risks. The Portfolio intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s name, subadviser, principal investment strategies and techniques and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about April 30, 2026 (the “Effective Date”).

BlackRock’s strategy for the Portfolio aims to add value through the systematic implementation of many small positions leading to the best available risk-controlled investment performance. The investment model systematically tracks and ranks the characteristics of over 1000 International market stocks daily in order to construct a portfolio that has the best trade-off between returns, risk, and costs.

The Portfolio currently attempts to achieve its goal by investing at least 80% of its assets in equity securities. The Portfolio seeks to maintain a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection. The Portfolio focuses on developed markets, but may invest in emerging markets. Under normal market conditions, the Portfolio will hold investments in a number of different countries outside the United States. The Portfolio’s investment process focuses on the sustainability and direction of a company’s long term returns, and environmental, social, and governance considerations are a fundamental and integrated part of this process.

As of the Effective Date, the Portfolio will seek to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index (the “Index”) and derivatives that are tied economically to securities of the Index. The Portfolio primarily will seek to purchase common stock and may also invest in preferred stock and convertible securities. From time to time, the Portfolio may invest in shares of companies through “new issues” or initial public offerings. BlackRock will seek to pursue the Portfolio’s investment objective by investing in international securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis.

At the Meeting, the Board also approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and BlackRock with respect to the Portfolio (the “New Subadvisory Agreement”), which will become effective on the Effective Date. The Board also approved an amended Schedule A to the Third Amended and Restated Master Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between SunAmerica and the Trust, on behalf of the Portfolio, which will become effective on the Effective Date. Pursuant to the amended Schedule A of the Fee Waiver Agreement, SunAmerica has contractually agreed to further waive a portion of its advisory fee through April 30, 2027, so that the fee payable by the Portfolio to SunAmerica equals 0.79% of the Portfolio’s average daily net assets on the first $250 million, 0.74% of the Portfolio’s average daily net assets on the next $250 million, and 0.69% of the Portfolio’s average daily net assets over $500 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about BlackRock and the New Subadvisory Agreement.

Once the changes to the Portfolio’s name, investment strategies and techniques, and risks become effective, an updated prospectus reflecting these changes will be made available to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies and techniques and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-MIE1 (12/25)